THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

-AllianceBernstein Volatility Management Portfolio

(the “Portfolio”)

Supplement dated August 30, 2013 to the Prospectus dated December 31, 2012 of The AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein Volatility Management Portfolio (the “Prospectus”).

*        *        *         *        *

The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus for the Portfolio and reflects the persons responsible for day-to-day management of the Portfolio’s portfolio.

Employee	Length of Service	Title
Daniel J. Loewy	Since 2010	Senior Vice President of the Adviser
Vadim Zlotnikov	Since 2013	Senior Vice President of the Adviser

*        *        *         *        *

The following replaces certain information under the heading “Management of the Portfolios — Portfolio Managers” in the Prospectus with respect to the Portfolio.

Portfolio and Responsible Group	Employee; Time Period; Title	Principal Occupation(s) During the Past Five (5) Years
AllianceBernstein Volatility Management Portfolio	Daniel J. Loewy; since 2010; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer — Dynamic Asset Allocation of the Adviser, with which he has been associated since prior to 2008.

Dynamic Asset Allocation Team	Vadim Zlotnikov; since 2013; Senior Vice President of the Adviser	Senior Vice President and Chief Market Strategist of the Adviser since 2010. Previously, he was Chief Investment Officer of Growth Equities since 2008. Prior thereto, he was the Chief Investment Strategist for Sanford C. Bernstein’s institutional research unit since prior to 2008.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.